Income tax expense	12 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
Income tax expense
8	Income tax expense

During the years ended March 31, 2026 and 2025, there was no current or deferred tax charge.

(a)	Current income taxes

The income tax expense for the year can be reconciled to the loss for the year per the consolidated statement of profit or loss and other comprehensive income as follows:

	2026 USD	2025 USD
Loss before income tax expense	(3,157,133)	(2,064,334)
	-	-
Notional tax calculated at rates applicable to profits in the tax jurisdictions concerned	268,626	379,807
Unused tax losses for which no deferred tax asset has been recognized	(268,626)	(379,807)
Income tax expenses	-	-

(b)	Deferred income tax

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset tax recoverable against current income tax liabilities and when the deferred income taxes relate to the same fiscal authority.

The Group has accumulated tax losses of $4.6 million at March 31, 2026 (2025: $3.1 million). 86% of accumulated tax losses have been generated in Brazil and they can be carried forward indefinitely, but they can only be offset against 30% of taxable income per year. The balance of accumulated tax losses generated in St Vincent can only be carried forward for 6 years. No deferred tax asset has been recognized in respect of the tax losses.

The ultimate realization of unused tax losses is dependent upon the generation of sufficient future taxable profits during the periods in which those temporary differences become deductible. In determining the recognition of a deferred tax asset, management considered the future profitability of the Group. While management expects the Group to return profits in the future, there is still an element of uncertainty and as such, no deferred tax asset has been recognized.

IMC Rare Earths Ltd

Notes to the consolidated financial statements

March 31, 2026 and 2025